SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 31, 2006
MARINEMAX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14173	59-3496957

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
18167 U.S. Highway 19 North, Suite 300, Clearwater, Florida 33764

(Address of Principal Executive Office) (Zip Code)
Registrant’s telephone number, including area code: (727) 531-1700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
     As previously disclosed in a Current Report on Form 8-K filed on March 31, 2006, we completed the transaction pursuant to the Asset Purchase Agreement with Surfside-3 Marina, Inc. (Surfside), to which we acquired substantially all of the assets, properties, rights, and goodwill of Surfside and assumed certain liabilities of Surfside’s watercraft business.
     We are filing this Amendment No. 1 to Current Report on Form 8-K/A for the purpose of including the financial information required under Item 9.01(a) and (b) of Form 8-K, which was not available at the time the Current Report on Form 8-K was filed.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired

The audited combined balance sheet of Surfside and Operating Affiliates as of December 31, 2004 and the related audited combined statements of income and changes in retained earnings, and cash flows for the year ended December 31, 2004 and related notes together with the auditors’ report thereon of Ernst & Young LLP, and the unaudited condensed combined balance sheet of Surfside and Operating Affiliates as of September 30, 2005 and the related unaudited condensed combined statements of income and changes in retained earnings, and cash flows for the nine months ended September 30, 2005 and 2004 and related notes are filed as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of our company for the fiscal year ended September 30, 2005 and for the six months ended March 31, 2006 that give effect to the acquisition of Surfside, as if the acquisition had occurred at the beginning of the periods presented, are filed as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

(d)	Exhibits.

Exhibit
Number	Description
99.1	The audited combined balance sheet of Surfside and Operating Affiliates as of December 31, 2004 and the related audited combined statements of income and changes in retained earnings, and cash flows for the year ended December 31, 2004 and related notes together with the auditors’ report thereon of Ernst & Young LLP, and the unaudited condensed combined balance sheet of Surfside and operating affiliates as of September 30, 2005 and the related unaudited condensed combined statements of income and changes in retained earnings, and cash flows for the nine months ended September 30, 2005 and 2004 and related notes.

99.2	The unaudited pro forma condensed combined financial statements of our company for the fiscal year ended September 30, 2005 and for the six months ended March 31, 2006 that give effect to the acquisition of Surfside as if the acquisition had occurred at the beginning of the periods presented.

99.3	Consent of Ernst & Young LLP

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2006	MARINEMAX, INC.
	By:	/s/ Michael H. McLamb
Michael H. McLamb
Executive Vice President, Chief Financial Officer, and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	The audited combined balance sheet of Surfside and Operating Affiliates as of December 31, 2004 and the related audited combined statements of income and changes in retained earnings, and cash flows for the year ended December 31, 2004 and related notes together with the auditors’ report thereon of Ernst & Young LLP, and the unaudited condensed combined balance sheet of Surfside and Operating Affiliates as of September 30, 2005 and the related unaudited condensed combined statements of income and changes in retained earnings, and cash flows for the nine months ended September 30, 2005 and 2004 and related notes.

99.2	The unaudited pro forma condensed combined financial statements of our company for the fiscal year ended September 30, 2005 and for the six months ended March 31, 2006 that give effect to the acquisition of Surfside as if the acquisition had occurred at the beginning of the periods presented.

99.3	Consent of Ernst & Young LLP

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